ROBERTSON STEPHENS MUTUAL FUNDS
The Information Age Fund-TM-
Annual  Report
December 31, 1997

[GRAPHIC]

INFORMATION AGE

THE INFORMATION AGE FUND-TM- ANNUAL REPORT

January 30, 1998

FELLOW SHAREHOLDER:

First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies. The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong
times and reinvesting after the market had significantly recovered.   This
slippage in performance is very significant and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added
(EVA). This methodology focuses on studying the level of incremental returns
on capital that companies can earn with their free cash flow.   Though we
have successfully used EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.

/s/ G. Randy Hecht
------------------
G. RANDY HECHT

President
Robertson Stephens Funds
randy_hecht@rsco.com



Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

FUND HIGHLIGHTS

ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens &
Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.

CO-PORTFOLIO MANAGER
Effective October 1, 1997, Rod Berry, an analyst for the The Information Age Fund-TM- since its inception, was named co-portfolio manager of the Fund and now manages with Ron Elijah.

FUND PHILOSOPHY

The Information Age Fund-TM- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector.

CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Fund Performance - Class C Shares  8
Schedule of Investments  9
Statement of Assets and Liabilities  11
Statement of Operations  12
Statement of Changes in Net Assets  13
Financial Highlights - Class A Shares  14
Financial Highlights - Class C Shares  15
Notes to Financial Statements  16
Report of Independent Accountants  20
Administration  20

[PHOTO]

FUND MANAGERS
RONALD E. ELIJAH
RODERICK R. BERRY

The Information Age Fund-TM-

DEAR SHAREHOLDER:

The Information Age Fund-TM- (Class A) had a fourth quarter return of -21.73% compared to -13.57% for the PSE Technology Index and 2.90% for the S&P 500 Index. For the one-year period ended December 31, 1997, the Fund was up 6.15% compared to 19.97% for the PSE Technology Index and 33.34% for the S&P 500 Index. The Fund's Class C shares had a fourth quarter return of -23.10% and -10.44% since their inception on July 11, 1997.

During the year, the technology sector's performance, as measured by the PSE Technology Index, was highly concentrated in a handful of outperforming
stocks. This concentration contributed greatly to the Index's returns.   The
six stocks which accounted for approximately 10% of the Index's weighting contributed more than 30% of the technology sector's overall performance. These six stocks were Microsoft Corp., Dell Computer Corp., Compaq Computer Corp., Lucent Technologies Inc., IBM, and Hewlett Packard Co. Although we had large holdings in three of the six companies, our concentration in these stocks was not enough to offset the general underperformance of small- and mid-cap technology stocks during the year. For the year, less than one-third of technology stocks outperformed the PSE Technology Index.

"As we enter 1998, we are ENCOURAGED by a U.S. economy that remains on a course of LOW INFLATION and slow growth."

IMPACT OF THE ASIAN ECONOMIC CRISIS
Much of the fourth quarter underperformance by technology stocks can be attributed to the spreading economic crisis in Southeast Asia. Although we recognize the importance of the unfolding events, we believe that the sell-off in technology stocks has been overdone. The uncertainty created by the region's problems has resulted in the indiscriminant selling of technology stocks regardless of Asian exposure.

To put the situation in perspective, the U.S. presently exports about $200 billion to Southeast Asia or approximately 2.8% of the $7.2 trillion U.S. economy. Most economists agree that the Asian crisis could slow U.S. GDP growth by 20 to 50 basis points over the next two years, a relatively small impact.

Asia's problems will impact the various segments of the technology sector differently. At present, worldwide software demand is being driven by the United States and Europe as the Internet continues to expand and companies upgrade their current IT infrastructure to be able to compete more efficiently. We believe that Southeast Asian exposure is also very limited for the domestic personal computer manufacturers, accounting for a 15% share of worldwide PC unit shipments. Lost revenue opportunity in this region should, in many cases, be more than offset by a lower cost structure.
Michael Dell recently stated that the Asian crisis would impact less than 10% of Dell Computer's revenue, but would result in lower component costs for 70% of their sourced components.

Asian semiconductor consumption is approximately 22% of total semiconductor consumption with the Southeast Asian countries of Indonesia, Malaysia, Thailand and the Philippines accounting for 5% of worldwide semiconductor consumption. As with the PC industry, we believe that cost savings resulting from the Asian currency devaluations will more than offset any revenue shortfalls. In the semiconductor equipment area, U.S. companies derive an average of 30% of revenues from Southeast Asia. We believe that the continued profitability of Southeast Asia's non-memory manufacturing facilities combined with U.S. and European direct investment in the region will continue to spur demand.

In the wireless equipment area, only 5% of total sales were derived from Indonesia, Malaysia, Thailand and the Philippines in 1997. The greatest growth prospects remain in China which has seen no slowdown in demand. However, recent slowdowns in Japan and Korea, two of the world's largest wireless markets, have had a negative impact on growth rates.

LONG-TERM DEMAND FOR TECHNOLOGY
The Information Age Fund was originally created to take advantage of what we saw as the exploding worldwide demand for technology products and services. Initially, the U.S. led the way in technology adoption. Although the U.S. makes up only 5% of the world's population, and 26% of the world's total GDP, we account for a disproportionate 40% of all technology spending. By employing technology in increasing amounts, U.S. corporations have enhanced their competitive positions both domestically and globally through increased productivity.

As Europe continues to recover, we are seeing indications that technology spending is once again beginning to accelerate in the region as companies push to compensate for years of low spending. With 88% of the world's population accounting for only 21% of the $557 billion of technology spending worldwide, the rest of the world remains a largely untapped opportunity for expanding growth in technology.

During 1997 several important milestones were reached in the technology sector. The Internet continued its unprecedented growth as America Online reported that they have grown to over ten million worldwide subscribers. WorldCom, the largest carrier of Internet traffic, reported that the traffic on the information super highway is growing so rapidly that they are required to double the capacity of their infrastructure every 3.6 months.

The demand for basic voice telephony service is also witnessing unprecedented growth as developing nations with less than ten phone lines per 100 people build basic infrastructure. During this past year, China installed the equivalent of a Regional Bell Operating Company consisting of over 15 million lines. Even at this rate of expansion, it will take China decades to approach the density we have in the U.S. Deregulation in developed countries also continues to play an important role in the growth of the communications sector. In the U.S., new competitors continue to enter the long-distance and local telephone markets, driving down the cost of voice and data services. Looking ahead, 1998 will be the year of deregulation for Europe's communications industry which will further drive down the cost of communications.

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Susan Richardson
Rob Zidar

TRADING
Bill Reinsberg

SENIOR TRADER
Catherine O'Neill

ADMINISTRATION
Keira Koziol
Annette Tate

Moore's law continued to be the rule in 1997 as the transistor density of microprocessors kept pace with the historic norm of doubling every two years. PC manufacturers offered Pentium 100MHz, 630MB drive systems for under $1,000 and consumers responded with strong holiday buying, thus opening a new, incremental market. PCs also sold well in the business area as companies continued the migration from legacy systems to client server architectures. This migration was made even more compelling in 1997 with Intel's new Pentium Pro microprocessor and Microsoft's NT networking and client operating system. With worldwide PC penetration significantly below the level of the United States, strong growth opportunities remain going forward.

Licenses to offer wireless service continued to be auctioned off in the U.S. as well as other regions, such as Latin America, ensuring continued growth opportunities for wireless technology companies. Exiting 1997 with over 200 million wireless subscribers, we believe the industry will have 600 million wireless subscribers by the year 2002.

1998 OUTLOOK

As we enter 1998, we are encouraged by a U.S. economy that remains on a course of low inflation and slow growth. This, combined with cheaper imports out of Asia, should keep interest rates down with an increasing possibility of gradually declining rates throughout the year.

Based on our research, the valuations of the technology sector relative to inflation and long-term interest rates are near an all-time low. Just as in 1990, 1994 and 1996, we are coming out of a 20% correction in the technology sector which has created a tremendous investment opportunity as we enter 1998. As we move through the new year, we expect the uncertainties surrounding Asia to moderate, and we also expect a strengthening Europe to offset much of the negative impact from Asia. Over the last ten years, we have seen severe technology corrections followed by strong rallies, approximately six months on average. Our fundamental analysis gives us confidence that 1998 will not be an exception.

We believe that 1998 will be a strong year led by an extremely undervalued semiconductor equipment sector, which has been negatively impacted by fears of Asian exposure. We also expect the lagging small and mid-cap stocks to participate as Asian market uncertainties dissipate and software, personal computer, semiconductor and communications companies produce strong earnings.

The entire Information Age Fund team thanks you for your continued support.

Sincerely,

/s/ Ronald E. Elijah                      /s/ Roderick R. Berry

RONALD E. ELIJAH                              RODERICK R. BERRY
Portfolio Managers
January 29, 1998


TO HEAR OUR ONGOING THOUGHTS ON THE FUND, CALL OUR PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Information Age Fund-TM-, the PSE Technology Index(1), and the S&P 500 Index(2)
IF INVESTED ON NOVEMBER 15, 1995(3)

[GRAPH]



CUMULATIVE TOTAL RETURNS
                                                  INFORMATION AGE     PSE TECHNOLOGY      S&P 500
FOR THE PERIOD ENDED 12/31/97                                FUND              INDEX(1)     INDEX(2)
----------------------------------------------------------------------------------------------------
Since inception (11/15/95)(3)                               25.09%             41.40%       70.53%
----------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                                  INFORMATION AGE     PSE TECHNOLOGY      S&P 500
FOR THE PERIOD ENDED 12/31/97                                FUND              INDEX(1)     INDEX(2)
----------------------------------------------------------------------------------------------------
One year                                                     6.15%             19.97%       33.34%
----------------------------------------------------------------------------------------------------
Since inception (11/15/95)(3)                               11.09%             17.67%       28.50%
----------------------------------------------------------------------------------------------------

(1) The Pacific Stock Exchange ("PSE") Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index itself.

(2) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class A shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

Cash & Cash Equivalents 1.3%
Financial Services 1.0%
Medical Services 1.0%
Electronic Components 2.5%
Contract Manufacturing 2.6%
Commercial Services 6.2%
Communications & Communications Equipment 7.3%
Computer Hardware & Components 13.2%
Other & Other Liabilities Net 0.7%
Computer Software & Services 27.8%
Semiconductor Equipment 19.2%
Semiconductors 17.2%


TOP TEN HOLDINGS

1.
COMPAQ COMPUTER CORPORATION (3.68%)
Designs, develops, manufactures, and markets personal computers for professional users and consumers.

2.
PEOPLESOFT, INC. (3.61%)
Provides software for business solutions. The company develops, markets and supports enterprise solutions for accounting, materials management, distribution, supply chain planning and human resources.

3.
DELL COMPUTER CORPORATION (3.49%)
Produces and sells personal computers. Also sells third-party software and peripherals.

4.
AMERICA ONLINE, INC. (3.38%)
Offers subscribers a wide variety of interactive services including electronic mail, "Instant Message" features, entertainment, reference, financial information, computing support, interactive magazines and newspapers.

5.
APOLLO GROUP, INC., CLASS A (3.18%)
Provides educational services. The company operates campuses and learning centers nationwide and in Puerto Rico and England.

6.
APPLIED MATERIALS, INC. (3.04%)
Develops, manufactures, sells, and services semiconductor wafer fabrication equipment worldwide.

7.
COMPUTER LEARNING CENTERS, INC. (3.01%)
Provides information and computer-related education and training. The company designs programs and courses to meet current information technology education needs, offering instructions in client/server, databases, networking, and object-oriented programming.

8.
WIND RIVER SYSTEMS, INC. (3.00%)
Provides integrated software development tools for real-time embedded applications. The company's customers include the Internet, telecommunications, data communications, office automation, medical, automotive, industrial, aerospace and multimedia markets worldwide.

9.
MAXIM INTEGRATED PRODUCTS, INC. (2.90%)
Designs, develops, manufactures and markets a broad range of linear and mixed-signal integrated circuits. The company also provides a range of high-frequency design processes.

10.
ASM LITHOGRAPHY HOLDING  (2.84%)
Develops, manufactures, markets and services semiconductor equipment, including advanced photolithography projection systems, known as "wafer steppers."

FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Information Age Fund-TM-, the PSE Technology Index(1), and the S&P 500 Index(2)
IF INVESTED ON JULY 11, 1997(3)


[GRAPH]



CUMULATIVE TOTAL RETURNS

                                                  INFORMATION AGE     INFORMATION AGE     PSE TECHNOLOGY      S&P 500
FOR THE PERIOD ENDED 12/31/97                                FUND                FUND(4)           INDEX(1)     INDEX(2)
------------------------------------------------------------------------------------------------------------------------
Since inception (7/11/97)(3)                                (9.53)%            (10.44)%            (5.49)%       6.77%
------------------------------------------------------------------------------------------------------------------------

(1) The Pacific Stock Exchange ("PSE") Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index itself.

(2) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class C shares were first issued to the public.

(4) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1997                                         SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
COMMUNICATIONS - 5.3%
Burr-Brown Corporation                                     83,700   $  2,688,863
Digital Microwave Corporation                             100,000      1,450,000
Tellabs, Inc.                                              40,000      2,115,000
--------------------------------------------------------------------------------
                                                                       6,253,863
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.2%
Apollo Group, Inc., Class A                                80,000      3,780,000
Computer Learning Centers, Inc.                            58,500      3,583,125
--------------------------------------------------------------------------------
                                                                       7,363,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.0%
Cisco Systems, Inc.                                        42,300      2,358,225
--------------------------------------------------------------------------------
                                                                       2,358,225
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 13.2%
Adaptec, Inc.                                              65,000      2,413,125
Compaq Computer Corporation(1)                             77,500      4,373,906
Dell Computer Corporation                                  49,400      4,149,600
Gateway 2000, Inc.                                         50,000      1,631,250
Sanmina Corporation 144A(2)                                46,000      3,116,500
--------------------------------------------------------------------------------
                                                                      15,684,381
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 27.8%
America Online, Inc.                                       45,000      4,013,438
BMC Software, Inc.                                         33,500      2,198,438
Cadence Design Systems, Inc.                              100,000      2,450,000
Check Point Software Technologies, Ltd.                    45,000      1,833,750
Citrix Systems, Inc.                                       40,000      3,040,000
Compuware Corporation                                      86,600      2,771,200
Legato Systems, Inc.                                       58,000      2,552,000
Manugistics Group, Inc.                                    30,000      1,338,750
Microsoft Corporation                                      17,700      2,287,725
PeopleSoft, Inc.                                          110,000      4,290,000
Wind River Systems, Inc.                                   90,000      3,571,875
Yahoo! Inc.                                                40,000      2,770,000
--------------------------------------------------------------------------------
                                                                      33,117,176
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING - 2.6%
Solectron Corporation                                      75,000      3,117,187
--------------------------------------------------------------------------------
                                                                       3,117,187
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.5%
Micrel, Inc.                                              105,000      2,940,000
--------------------------------------------------------------------------------
                                                                       2,940,000
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.0%
AmeriTrade Holding Corporation, Class A                    40,000      1,170,000
--------------------------------------------------------------------------------
                                                                       1,170,000
--------------------------------------------------------------------------------
MEDICAL SERVICES - 1.0%
HBO & Company(1)                                           25,000      1,200,000
--------------------------------------------------------------------------------
                                                                       1,200,000
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


DECEMBER 31, 1997
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 19.2%
Applied Materials, Inc.                                   120,000   $  3,615,000
ASM Lithography Holding                                    50,000      3,375,000
Asyst Technologies, Inc.                                   70,000      1,522,500
KLA-Tencor Corporation                                     65,000      2,510,625
Lam Research Corporation                                   60,000      1,755,000
Novellus Systems, Inc.                                     96,000      3,102,000
PRI Automation, Inc.                                       52,200      1,507,275
Photronics, Inc.                                          120,000      2,910,000
Teradyne, Inc.                                             80,000      2,560,000
--------------------------------------------------------------------------------
                                                                      22,857,400
--------------------------------------------------------------------------------
SEMICONDUCTORS - 17.2%
Advanced Semiconductor Engineering, Inc.                   40,000      2,615,000
Intel Corporation                                          38,700      2,718,675
Lattice Semiconductor Corporation                          30,000      1,421,250
Level One Communications, Inc.                             75,000      2,118,750
Linear Technology Corporation(1)                           50,000      2,881,250
Maxim Integrated Products, Inc.                           100,000      3,450,000
Semtech Corporation                                        20,700        809,887
Vitesse Semiconductor Corporation                          88,600      3,344,650
Xilinx Semiconductor, Inc.                                 30,000      1,051,875
--------------------------------------------------------------------------------
                                                                      20,411,337
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.9%
QUALCOMM, Inc.                                             22,600      1,141,300
--------------------------------------------------------------------------------
                                                                       1,141,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9% (Cost $104,217,648)                        117,613,994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                                         516
Repurchase Agreement
    State Street Bank & Trust Company, 5.30%,
    dated 12/31/97, due 1/2/98, maturity value
    $1,490,439 (collateralized by $1,400,000
    par value U.S. Treasury Note, 7.875%, due 11/15/07)                1,490,000
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 1.3%                                 1,490,516

--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.2%)                                         (193,161)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                           $118,911,349
--------------------------------------------------------------------------------

(1)  Income-producing security.

(2) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $104,217,648)                          $117,613,994
Cash and cash equivalents                                              1,490,516
Receivable for investments sold                                        1,566,038
Receivable for fund shares subscribed                                  2,462,739
Organization cost                                                         19,853
Dividends/interest receivable                                              6,104
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         123,159,244

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                      1,495,000
Payable for fund shares redeemed                                       2,544,908
Accrued expenses                                                         106,760
Payable to adviser                                                       101,227
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      4,247,895

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $118,911,349
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                      113,833,553
Accumulated net realized loss from investments                        (8,318,550)
Net unrealized appreciation on investments                            13,396,346
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $118,911,349
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICING OF SHARES:
    Net Asset Value, offering, and redemption price
    per share - Class A Share                                       $      11.80
    (Net assets of $118,831,970 applicable to
    10,069,291 shares of beneficial interest
    outstanding with no par value)
--------------------------------------------------------------------------------
    Net Asset Value, offering, and redemption
    price per share - Class C Shares                                $      11.67
    (Net assets of $79,379 applicable to 6,800
    shares of beneficial interest
    outstanding with no par value)(1)
--------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $    94,428
Dividends                                                                 40,265
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  134,693

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                               1,234,823
Administrative expense                                                   308,706
Distribution fees - Class A Shares                                       308,650
Transfer agent fees                                                      108,963
Custodian fees                                                            84,577
Registration and filing fees                                              53,834
Professional fees                                                         49,505
Interest expense                                                          35,045
Shareholder reports                                                       31,060
Trustees' fees and expenses                                               22,265
Organization expense                                                       6,515
Insurance                                                                  1,938
Distribution fees - Class C Shares                                           167
Shareholder servicing fees - Class C Shares                                   55
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                         2,246,103

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                   (2,111,410)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED
APPRECIATION/(DEPRECIATION) ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized loss from investments                                    (6,023,505)
Net change in unrealized appreciation on investments                   8,110,368
--------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS AND UNREALIZED
APPRECIATION ON INVESTMENTS                                            2,086,863

--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $   (24,547)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE        FOR THE
                                                                          YEAR ENDED     YEAR ENDED
                                                                            12/31/97       12/31/96
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
Net investment loss                                                      $ (2,111,410)  $ (1,326,228)
Net realized (loss)/gain from investments                                  (6,023,505)     8,016,897
Net change in unrealized appreciation on investments                        8,110,368      5,030,392
----------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               (24,547)    11,721,061

----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------
Net investment income - Class A shares                                              -              -
Net investment income - Class C shares(1)                                           -              -
Realized gain on investments - Class A shares                              (4,383,105)    (2,483,271)
Realized gain on investments - Class C shares(1)                               (2,817)             -
----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                        (4,385,922)    (2,483,271)

----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions       17,057,946     64,200,446
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                               12,647,477     73,438,236
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of year                                                         106,263,872     32,825,636
End of year                                                             $ 118,911,349   $106,263,872
----------------------------------------------------------------------------------------------------

(1)  Class C shares were first issued on July 11, 1997.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

                                                                                           FOR THE        FOR THE         FOR THE
FOR A SHARE OUTSTANDING                                                                 YEAR ENDED     YEAR ENDED    PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                                   12/31/97       12/31/96  12/31/95(1)(2)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $    11.51     $     9.30      $    10.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                          (0.22)         (0.20)          (0.01)
Net realized gain/(loss) and net change in unrealized appreciation/(depreciation)
     on investments and securities sold short                                                 0.95           2.68           (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting From Operations                               0.73           2.48           (0.70)

---------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                         -              -               -
Distributions from realized gain on investments                                              (0.44)         (0.27)              -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $    11.80     $    11.51      $     9.30
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                  6.15%         26.72%          (7.00)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's)                                                       $  118,832     $  106,264      $   32,826
Ratio of Expenses to Average Net Assets                                                       1.82%          2.03%           2.13%
Ratio of Net Investment Loss to Average Net Assets                                           (1.71)%        (1.85)%         (0.89)%
Portfolio Turnover Rate                                                                        369%           452%             89%
Average Commission Rate Paid(3)                                                         $   0.0602     $   0.0582               -
---------------------------------------------------------------------------------------------------------------------------------

(1)  Class A shares were first issued on November 15, 1995.

(2) Ratios, except for total return and portfolio turnover rate, have been annualized.

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Per-share data with respect to Class A shares for each period has been determined by using the average number of Class A shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the period.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS C SHARES


                                                                                             FOR THE
FOR A SHARE OUTSTANDING                                                                 PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                   12/31/97(1)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $ 13.36
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Net investment loss                                                                            (0.20)
Net realized gain/(loss) and net change in unrealized appreciation/(depreciation)
     on investments and securities sold short(2)                                               (1.05)
----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting From Operations                                (1.25)

----------------------------------------------------------------------------------------------------
Distributions from net investment income                                                           -
Distributions from realized gain on investments                                                (0.44)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $ 11.67
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                   (9.53)%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net Assets, end of period (000's)                                                            $    79
Ratio of Expenses to Average Net Assets                                                         2.57%
Ratio of Net Investment Loss to Average Net Assets                                             (2.50)%
Portfolio Turnover Rate                                                                          369%
Average Commission Rate Paid(3)                                                              $0.0602
----------------------------------------------------------------------------------------------------

(1)  Class C shares were first issued on July 11, 1997.

(2) Amounts shown may not correspond to amounts shown on the Statement of Operations due to the timing of realized and unrealized gain/(loss).

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

     Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

     Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

The Information Age Fund-TM- (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of
1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers twelve series of shares -- The
Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value +
Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the fund on July 11, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1997, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1997, no security of the Fund was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the technology sector. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

f. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2   CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997, and for the year ended December 31, 1996, and for Class C for the period from July 11, 1997 (Commencement Operations) to December 31, 1997, were as follows:


CLASS A

1/1/97 - 12/31/97                                     SHARES         AMOUNT
---------------------------------------------------------------------------
Shares sold                                       25,505,081  $ 335,203,643
Shares reinvested                                    343,648      4,278,380
---------------------------------------------------------------------------
                                                  25,848,729    339,482,023

---------------------------------------------------------------------------
Shares redeemed                                  (25,009,938)  (322,525,340)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                         838,791  $  16,956,683
---------------------------------------------------------------------------

1/1/96 - 12/31/96                                     SHARES         AMOUNT
---------------------------------------------------------------------------
Shares sold                                       19,929,762  $ 218,745,343
Shares reinvested                                    211,321      2,430,192
---------------------------------------------------------------------------
                                                  20,141,083    221,175,535

---------------------------------------------------------------------------
Shares redeemed                                  (14,441,218)  (156,975,089)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                       5,699,865  $  64,200,446
---------------------------------------------------------------------------

CLASS C


7/11/97* - 12/31/97                                   SHARES         AMOUNT
---------------------------------------------------------------------------
Shares sold                                            7,784      $ 116,388
Shares reinvested                                        221          2,730
---------------------------------------------------------------------------
                                                       8,005        119,118

---------------------------------------------------------------------------
Shares redeemed                                       (1,205)       (17,855)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Net increase                                           6,800      $ 101,263
---------------------------------------------------------------------------

* Class C shares were first issued on July 11, 1997.


NOTE 3    TRANSACTIONS WITH AFFILIATES:


a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee and an administrative services fee calculated at an annual rate of 1.00% and 0.25%, respectively, of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees and administrative fees of $1,234,823 and $308,706, respectively. For the year ended December 31, 1997, there was no expected reimbursement of advisory fees and other expenses.

RSIM, L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees.
Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from July 11, 1997 (Commencement of Operations) through September 30, 1997, for Class C, the Fund paid distribution fees of $211,611 and $25, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C shares. The plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from July 11, 1997 (Commencement of Operations), through December 31, 1997, for Class C shares, the Fund incurred shareholder servicing fees of $55.

e. BROKERAGE COMMISSIONS:

RSIM, L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $19,850 to BARS, which represented 5.9% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments for federal income tax purposes was $106,288,137. Accumulated net unrealized appreciation on investments was $11,325,857, consisting of gross unrealized appreciation and depreciation of $18,664,004 and $7,338,147, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $429,202,195 and $418,290,042, respectively.

NOTE 5    ACQUISITION:

On October 1, 1997 BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Information Age Fund-TM-

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Information Age Fund-TM- (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


ADMINISTRATION

OFFICERS AND TRUSTEES
Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Information Age Fund-TM-. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A
CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE
ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND
MID-CAP COMPANIES
Managed by John Wallace
and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S
MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES
Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah
and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET
CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans
and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE
LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED
COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD
ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED
INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES
IN EMERGING MARKETS
Managed by Michael Hoffman.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio Manager Hotline, 24 hours a day.

l-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com


ROBERTSON STEPHENS
ON THE WEB

http://www.rsim.com

ROBERTSON STEPHENS
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FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as InfoAge under the heading Robertson Stephens. Its computer quotation symbol is RSIFX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.